UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 5, 2008

______________________________

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York  10022
(Address of principal executive offices)

212-710-4100
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 5, 2008, Aldabra 2 Acquisition Corp. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at 10:00 a.m., Eastern Standard Time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas,New York, New York 10036.  At the Special Meeting, the stockholders voted upon and approved the Company’s proposed acquisition of Boise Cascade, L.L.C.’s packaging and paper manufacturing businesses (“Boise”).  The acquisition is pursuant to the Purchase and Sale Agreement, dated as of September 7, 2007, by and among Boise Cascade,L.L.C., Boise Paper Holdings, L.L.C., Boise White Paper, L.L.C., Boise Packaging & Newsprint, L.L.C., Boise Cascade Transportation Holdings Corp., the Company and Aldabra Sub LLC, as amended by Amendment No. 1 to Purchase and Sale Agreement, dated October 18, 2007, which Purchase and Sale Agreement was also approved at the Special Meeting.  The Company anticipates that the acquisition will close during the last week of February 2008.

Of the 41,400,000 shares issued in the Company’s initial public offering that were eligible to be voted with respect to the acquisition:

•	24,264,669 shares were voted in favor of the acquisition.

•
12,543,778 shares were voted against the acquisition. Holders of 12,543,378 of such shares elected to exercise their conversion rights, and provided they meet the remaining conditions for conversion set forth in the Company's definitive proxy statement dated as of January 23, 2008, as supplemented (the "Proxy Statement"), they are to receive their pro rata portion of cash from the Company’s trust fund in exchange for their shares following the closing of the acquisition.

•	1,669,206 shares abstained.

•	2,922,347 shares were not voted.

The other five proposals submitted to the Company’s stockholders at the Special Meeting as set forth in the Proxy Statement were also all approved.

The Company also issued a press release today announcing that its stockholders have approved the acquisition.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

FORWARD-LOOKING STATEMENTS

This report includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  Words such as "expect," "estimate," "prospects," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.  Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release.  Such risk factors include, among others: costs associated with running Boise as a stand-alone business after the planned acquisition; uncertainties as to the closing of the acquisition and the ability to obtain financing; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; the competitive environment in the paper industry of and competitive responses to the proposed acquisition; the fulfillment of any remaining conditions to Aldabra’s listing on the New York Stock Exchange; and other factors listed from time to time in the SEC filings of both Aldabra and Boise Cascade Holdings, L.L.C., including, without limitation, both companies’ quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated February 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ALDABRA 2 ACQUISITION CORP.

                By:/s/ Jason Weiss
                   Name: Jason Weiss
           Title:   Chief Executive Officer

Date:  February 5, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated February 5, 2008